UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2006

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

105 Digital Drive, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 506-6700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 21, 2006, the Board of Directors of BioMarin Pharmaceuticals Inc. (the “Company”) adopted resolutions amending and restating the Company’s By-Laws to update the By-Laws to more closely conform to Delaware law. The following is a summary of the material changes effected by adoption of the amended and restated By-Laws. The summary below identifies the section changed in the Company’s By-Laws and the related topic of such section.

2.4 Notice of Stockholders’ Meetings:

•	Prior to the amendment, this provision stated that the notice provided to stockholders regarding stockholder meetings would contain certain identified information. The amendment changed this provision to eliminate any reference to such specific information and provides instead that the notice will be provided in accordance with applicable law.

2.8 Voting:

•	Prior to the amendment, stockholder voting did not have to comply with the requirements of any stock exchange or regulations applicable to the Company or its securities. In general, the amendment changed this provision regarding the rules and procedures controlling voting by stockholders by providing that stockholder voting conform to the rules or regulations of any stock exchange applicable to the Company or any regulation applicable to the Company or its securities.

2.13 List of Stockholders Entitled to Vote:

•	Prior to the amendment, stockholders could access the list of stockholders entitled to vote at a stockholder meeting in the city where such meeting was to be held (during normal business hours and at least 10 days prior to the meeting) or at such meeting (during the whole time of the meeting). The amendment changed this provision and provides that the Company has the option to provide during the 10 days prior to the meeting such list (i) on a reasonably accessible electronic network or (ii) during ordinary business hours at the principal place of business of the Company, in addition to the list being open to examination at the meeting to be held as required by applicable law.

2.14 Nature of Business at Meetings of Stockholders:

•	Prior to this amendment, a stockholder’s notice to the secretary regarding business at the annual meeting of stockholders did not require specific information as to the proposal or business or a representation as to delivery of proxy statements or solicitation. The amendment changed this provision and requires that a stockholder’s notice to the secretary regarding any proposal for business at the annual meeting of stockholders include: (1) the text of the proposal or business (including the text of proposed resolutions or amendments) and (2) whether the stockholder or any beneficial owner intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal and/or otherwise solicit proxies from stockholders in support of the proposal.

•	Prior to the amendment, in order for a stockholder’s proposal regarding business to be considered at a stockholders meeting all required elements specified in the By-Laws needed to be accomplished. The amendment changed this provision by allowing a notice to be deemed satisfied if the stockholder has notified the Company of his or her intent to present a proposal at an annual stockholder meeting in compliance with applicable rules and regulations promulgated under the Exchange Act of 1934 and that such proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such annual meeting.

•	Prior to the amendment, a stockholder (or the stockholder’s representative) did not need to attend and present his or her proposed business for such business to be transacted at the annual meeting of stockholders. The amendment changed this provision and requires that a stockholder (or the stockholder’s representative) attend and present the proposed business in order for such business to be transacted.

2.15 Nomination of Directors:

•	Prior to this amendment, a stockholder’s notice to the secretary regarding nominations at the annual meeting of stockholders did not require specific information as to a representation regarding delivery of proxy statements or solicitation. The amendment changed this provision and requires that a stockholder’s notice to the secretary regarding a nominee must include whether the stockholder or any beneficial owner intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the nominee and/or otherwise solicit proxies from stockholders in support of the nominee.

•	Prior to the amendment, in order for a stockholder’s nomination to be regarded at a stockholders meeting all required elements specified in the By-Laws needed to be accomplished. The amendment changed this provision by allowing a notice to be deemed satisfied if the stockholder has notified the Company of his or her intent to present a nomination at an annual stockholder meeting in compliance with applicable rules and regulations promulgated under the Exchange Act of 1934 and that such proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such annual meeting.

•	Prior to the amendment, a stockholder (or the stockholder’s representative) did not need to attend and present his or her nominee for such nominee to be regarded at the annual meeting of stockholders. The amendment changed this provision and requires that a stockholder (or the stockholder’s representative) attend and present the proposed nominee in order for such nominee to be regarded.

3.2 Number of Directors:

•	Prior to the amendment, the number of directors could be changed by amendment to the By-Laws, duly adopted by the board of directors or the stockholders of the Company, or by a duly adopted amendment to the certificate of incorporation. The amendment changed this provision and now only allows the number of directors to be set by the board.

3.5 Resignation and Vacancies

•	Prior to the amendment, the By-Laws were silent on the ability of directors to resign via electronic notice. The amendment changed this provision and allows a director the specific ability to resign via electronic notice.

3.10 Wavier of Notice:

•	Prior to the amendment, wavier of notice, whenever a notice was required, had to be written and signed only by the person entitled to the notice. The amendment changed this provision by no longer requiring written waiver and allowing the waiver to be signed by the person entitled to the notice or transmitted electronically by such person.

3.12 Board Action by Written Consent Without a Meeting:

•	Prior to the amendment, board action by written consent without a meeting required the consent thereto to be in writing and that the writing or writings be filed with the minutes of proceedings of the board of directors or committee. The amendment changed this provision by no longer requiring the consent to be in writing or that the writing or writings be filed with the minutes of proceedings of the board of directors or committee but only requires that the consent be in accordance with applicable law.

6.6 Expenses Payable in Advance:

•	Prior to the amendment, the Company was obligated to pay in advance expenses of directors and officers for defending actions, suits, and the like (provided that a promise to repay such amounts in the event that indemnification by the Company was not allowed) (“Expenses”). The Company could determine the terms and conditions upon which it paid such expenses as to former directors and officers and other employees and agents. The amendment changed this provision by allowing the advancement of Expenses for current or former directors, but not for officers, and removed the ability of the Company to pay Expenses incurred by former directors and officers or other employees and agents upon such terms and conditions, if any, as the Company deems appropriate.

The summary provided above is not intended to provide full detail or a complete disclosure of the changes to the Company’s By-Laws. For full detail and a complete disclosure of all changes to the Company’s By-Laws, please see Exhibit 3.1, attached hereto, which is a copy of the Company’s amended and restated By-Laws reflecting all changes. Exhibit 3.1 is hereby incorporated in this document by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Document

3.1	Amended and Restated By-Laws of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation (Registrant)

Date: June 26, 2006	By:	/s/ G. Eric Davis
G. Eric Davis, Vice President, General Counsel

EXHIBIT INDEX

Exhibit 3.1:	Amended and Restated By-Laws of the Company